UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2012

JINGWEI INTERNATIONAL LIMITED.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
(Commission File Number)	(IRS Employer Identification No.)

Room 701-702, Building14, Keji C. Rd.,2nd,Software Park,
 Nanshan District,
Shenzhen, PRC 518057
(Address of principal executive offices and zip code)

+86 755 83437888
(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 6, 2012, Jingwei International Limited (the “Company”) announced the receipt of a letter from the Chairman of the Board of Directors and Interim Chief Executive Officer regarding a proposed transaction by which the Company would voluntarily de-list from the NASDAQ Global Market and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended, by means of effecting a 1-for-50,000 reverse split of its outstanding common shares.  A copy of the letter received from Mr. Du is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1       Letter from George Du to the Board of Directors of the Company dated January 4, 2012.

99.2       Press release dated January 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ Yong Xu
Name:	Yong Xu
Title:	Chief Financial Officer

Dated: January 6, 2012